Exhibit 99.1

1 There is no second best to rewrite the financial system. www.bit - digital.com Investor Presentation @BitDigital_BTBT August 2025

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward - looking statements described under “Risk Factors” in Item 1A of our Annual Report on Form 10 - K for the year ended December 31, 2024, and any subsequently filed Quarterly Reports on Form 10 - Q and any Current Reports on Form 8 - K. If any material risk was to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Safe Harbor Statement" below. About this Presentation: This presentation has been prepared by Bit Digital, Inc. (“Bit Digital” or the “Company”) solely for information purposes. This presentation and its contents are confidential and may be deemed to contain material non - public information about the Company and its affiliates. This presentation may not, in whole or in part, be disclosed, reproduced, disseminated or quoted at any time or in any manner without the Company’s prior written consent (whether or not attributed directly to the Company as a source). The information contained herein also includes information provided by third parties, such as market data and industry forecasts that were obtained from industry publications . Neither Bit Digital, its affiliates or any third parties that provide information to Bit Digital guarantee the accuracy, completeness, timeliness or availability of any such information . Neither Bit Digital, its affiliates or any third parties that provide information to Bit Digital are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content . Neither Bit Digital nor any of its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Information contained herein may include information respecting prior performance of Bit Digital. Information respecting prior performance, while a useful tool, is not necessarily indicative of actual results to be achieved in the future, which is dependent upon many factors, many of which are beyond the control of Bit Digital. Certain financial information is based on estimates of management of Bit Digital. These estimates, which are based on the reasonable expectations of management, are subject to change and there can be no assurance that they will prove to be correct. The information contained herein does not purport to be all - inclusive or contain all information that an investor may require in order to properly evaluate the business, prospects or value of Bit Digital. Neither Bit Digital nor any of its affiliates has any obligation to update this presentation and the information may change at any time without notice. Neither Bit Digital nor any of its affiliates makes any representation or warranty, expressed or implied, with respect to the fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties related or unrelated to Bit Digital), Bit Digital and its affiliates expressly disclaim any responsibility or liability arising therefrom. Unless otherwise indicated, financial information in this presentation is as of the dates shown herein and other statements in this presentation are made as of the date hereof, and no implication should be made that the information contained herein is correct as of any other time subsequent to such date. Safe Harbor Statement : This press release may contain certain “forward - looking statements” relating to the business of Bit Digital, Inc., and its subsidiary companies. All statements, other than statements of historical fact included herein are “forward - looking statements.” These forward - looking statements are often identified by the use of forward - looking terminology such as “believes,” “expects,” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward - looking statements, which speak only as of the date of this investor presentation. The Company’s actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in the Company’s reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward - looking statements. Investor Notice bit - digital.com 2

Pioneering the Ethereum Treasury Revolution: Bit Digital’s All - In Strategy for the Future of Finance bit - digital.com Why Ethereum? ● Programmable Powerhouse: Ethereum’s smart contracts and DeFi ecosystem are redefining global finance, offering unparalleled utility over traditional assets. ● Staking Yield Advantage: ETH staking delivers sustainable returns, fueling Bit Digital’s flywheel of growth (buy ETH, earn ETH, reinvest for more ETH). ● Institutional Momentum : Growing adoption by developers, businesses, and now public companies, like Bit Digital, position ETH as the backbone of the digital economy. Bit Digital’s Mission ● We’ve transformed our treasury, accumulating over 120,000 ETH to become one of the largest corporate ETH holders globally. ● Our mission: To lead as the preeminent ETH treasury platform, driving value through innovation and strategic growth. 0 25,000 50,000 75,000 100,000 125,000 ETH Holdings 27,623 3 121,076

4 Opportunistic ETH acquisitions powering mNAV growth: Strategically building the world’s leading ETH treasury bit - digital.com Opportunistic Buying Capitalizing on market dips to acquire ETH at prices we believe are attractive, with the goal of enhancing mNAV (1) per share. Capital Deployment Proceeds from recent equity raises and Bitcoin sales fully deployed into Ethereum to scale holdings. mNAV Focus Each acquisition is intended to enhance mNAV, aligning with shareholder interests and ETH’s long - term potential. Why It Works Ethereum’s staking yield and DeFi opportunities create a compounding effect, unlike static assets. Bit Digital’s institutional - grade staking, custody, and governance ensure secure, scalable growth. Our Commitment Strategically expanding ETH holdings to build what we believe can be the leading public - market Ethereum treasury platform. 1. Market Net Asset Value (mNAV) represents the market value of our digital asset holdings and other assets, less liabilities, as of the date indicated.

5 Ethereum is the primary blockchain platform for Decentralized Finance (DeFi). 01. Valu e Unique Technical 02. Stakin g Passive Valu e Generates Bit Digital generated an average of 3.2% APY staking rewards for 2024. (1) Most Active Developer 03. Ecosystem Ethereum is the leading platform for blockchain developers. (2) Second Largest 04. Digital Asset Ethereum has ~$300B Market Cap as of June 2025. (3) Basis for ~50% of 05. Stablecoins Ethereum is the foundation for digital dollar infrastructure. (4) As stablecoin usage accelerates, ETH accelerates, and BTBT accelerates. 06. Deflationary Supply Post - merge deflationary mechanism increases Ethereum’s scarcity over time. 1. Source: Bit Digital monthly production updates 2. Hashlocck – “Blockchains With the Most Developers in 2025” (2025) 3. CoinMarketCap, as of June 20, 2025 4. CoinGecko – “Ethereum and Tron Dominate Stablecoins With 83.9% Share, Valued at $144.4 Billion” (2024) bit - digital.com Why accumulate Ethereum? We believe ETH is a fundamental building block of tomorrow’s internet.

6 bit - digital.com Experienced team Select Experience Sam Tabar Chief Executive Officer ▪ Founded in 2017; acquired by Consensys 2020 ▪ Sam Tabar was Co - Founder and Chief Strategy Officer ▪ Provided tokenized real estate using blockchain technology ▪ Developed AirSwap, a DeFi trading platform for global exchange of Ethereum Erke Huang Chief Financial Officer & Director Brock Pierce Board Member Charles d’Haussy Advisor, Crypto Select Experience Select Experience Select Experience Long Soar Technology Limited

BIT DIGITAL
NASDAQ: BTBT

Bit Digital Highlights

bit-digital.com

- **120,650 ETH Held(1)**
- **Material Stake in WhiteFiber (Nasdaq: WYFI)**
  ~74.3%(2) ownership in a valuable public AI infrastructure company.
- **Proven Public Company Leadership**
  Experienced team with a track record of disciplined execution.
- **ETH Staking Since 2022**
  Established validator operations with consistent yield generation.
- **Institutional-Grade Treasury Infrastructure**
  Secure custody, accumulation experience, and operational controls.
- **Simple, Scalable Capital Structure**
  Nasdaq-listed vehicle with no debt(3) and flexibility to grow.



1. Total Ethereum held as of 8/10/25
2. As of 8/13/25, Bit Digital held 27,043,749 shares of WhiteFiber, representing approximately 74.3% of the company.
3. There has been no borrowing to date under the Company' CAD$60 million (USD $43.8) credit facility with the Royal Bank of Canada.

7

Former Bit Digital bit - digital.com Cloud Services Data Centers Ethereum Staking Bitcoin Mining 8

Bit Digital Transition Milestones bit - digital.com Step 1 Step 2 Convert BTC into ETH to fully align treasury for ETH Simplify corporate structure by spinning off HPC subsidiary Step 3 Exit Bitcoin Mining Operations Step 4 100% ETH Accumulation Strategy Bit Digital’s focus going forward is simple. We want to build one of the largest institutional ETH balance sheets in the public markets. And to generate scalable staking yield for our shareholders. The Company intends to allocate the majority of its capital to ETH accumulation and staking yield generation, positioning itself as a leading public ETH vehicle. 9 IN PROGRESS

Bit Digital reimagined bit - digital.com 121,076 ETH held ~$511.5MM value As of 8/11/25 Ethereum Holdings 100% ETH Accumulation Strategy Bit Digital owns 10 ~74.3% of WYFI 27,043,749 shares ~$468.4MM value As of 8/13/25 bit - digital.com Bit Digital’s in - place infrastructure and expertise Existing Native Staking Relationships ✓ Institutional - grade validator infrastructure already operational ✓ Exclusively stake Bit Digital owned ETH Custodial Partnerships ✓ Enterprise custody integrations with tier - 1 providers ✓ Multiple layers of security with validated protocols Institutional Scale Deployment ✓ One of the largest public ETH treasuries today Early Mover Experience ✓ Multi - year operational track record ✓ Public - company transparency and governance standards ✓ Battle - tested infrastructure through market cycles 11

The Ethereum playbook bit - digital.com Strategic Capital Raising Public Ethereum Advocacy Actively promoting the adoption, and responsible use of ETH through education, thought leadership, and ecosystem engagement, highlighting ETH’s role in powering DeFi, programmable assets, and the future of digital infrastructure. ETH Accumulation & Staking Acquire and hold ETH while actively participating in the network by staking it, earning native yield, supporting network security, and benefit from Ethereum’s long - term value appreciation and utility as a programmable, yield - generating asset. Deliberate and structured process for securing funding to support the company's growth, operations, and strategic initiatives. Transparent Reporting Sharing accurate, timely, and comprehensive information about the company’s operations, financials, and strategic activities . 12

mNAV vs BTBT Share Price Illustrative as of 8/13/2025 bit - digital.com Asset Holdings Market Price Value ($MM) 121,076 $4,727.10 $572.3 27,043,749 $17.32 $468.4 Ethereum WhiteFiber (WYFI) Stake Combined Asset Value $ 1.0 Note: BTBT shares outstanding as of August 13, 2025. Illustrative mNAV calculated using ETH price of $4,487.01 and WYFI price of $15.45 as of August 13, 2025. Closing prices sourced from Bloomberg. WYFI stake shown at prevailing market value; no control premium or discount applied. Market values change continuously. mNAV is a non - GAAP metric and may differ from other companies’ calculations. 13 BTBT Shares Outstanding 321.4MM mNAV per Share $3.23 BTBT Share Price $3.17 ~2% Discount As of August 13, 2025

bit - digital.com Total ETH Held Total ETH Value ETH Staked Staking Revenue $365,332 For 2Q25 Staking Rewards 166.8 For 2Q 2025 Staking Gross Margin 92% For 2Q 2025 121,076 as of 8/11/25 ~511.5MM as of 8/11/25 105,015 as of 2Q25 14

15 31 Hudson Yards, Floor 11 New York, NY 10001 United States +1 212 463 5121 IR@bit - digital.com www.bit - digital.com Investor Presentation @BitDigital_BTBT August 2025